                             JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(l) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of the attached
Schedule 13G, and any and all amendments thereto, and expressly authorize Invesco Ltd., as the ultimate parent company of each of its undersigned subsidiaries, to file such Schedule 13G, and any and all amendments thereto, on behalf of each of them.

Dated: February 9, 2008           Invesco Ltd.

                                  By:   /s/ Lisa Brinkley
                                      -----------------------------------------
                                  Name:  Lisa Brinkley
                                  Title: Global Compliance Director

                                  AIM Advisors, Inc.

                                  By:   /s/ Todd L. Spillane
                                      -----------------------------------------
                                  Name:  Todd L. Spillane
                                  Title: Chief Compliance Officer

                                  AIM Capital Management, Inc.

                                  By:   /s/ Todd L. Spillane
                                      -----------------------------------------
                                  Name:  Todd L. Spillane
                                  Title: Chief Compliance Officer

                                  AIM Funds Management, Inc.

                                  By:   /s/ Wayne Bolton
                                      -----------------------------------------
                                  Name:  Wayne Bolton
                                  Title: Vice President, Compliance & Chief
                                         Compliance Officer

                                  AIM Private Asset Management, Inc.

                                  By:   /s/ Todd L. Spillane
                                      -----------------------------------------
                                  Name:  Todd L. Spillane
                                  Title: Chief Compliance Officer

                                  Invesco National Trust Company

                                  By:   /s/ Kevin Lyman
                                      -----------------------------------------
                                  Name:  Kevin Lyman
                                  Title: Assistant General Counsel

                                  Invesco National Trust Company .

                                  By:   /s/ Wayne Dewitt
                                      -----------------------------------------
                                  Name:  Wayne DeWitt
                                  Title: General Counsel

                                  Invesco Hong Kong Limited

                                  By:   /s/ Asha Balachandra
                                      -----------------------------------------
                                  Name:  Asha Balachandra
                                  Title: Reg. Head of Legal AP

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                                  Invesco Asset Management Deutschland GmbH

                                  By:   /s/ Stephanie Ehrenfried
                                      -----------------------------------------
                                  Name:  Stephanie Ehrenfried
                                  Title: Head of Legal CE

                                  Invesco Asset Management Limited

                                  By:   /s/ Nick Styman
                                      -----------------------------------------
                                  Name:  Nick Styman
                                  Title: Director of European Compliance

                                  Invesco Asset Management S.A.

                                  By:   /s/ Patrick Riviere
                                      -----------------------------------------
                                  Name:  Patrick Riviere
                                  Title: Chief Regional Officer

                                  Invesco Asset Management Oesterreich GmbH

                                  By:   /s/ Thomas Kraus
                                      -----------------------------------------
                                  Name:  Thomas Kraus
                                  Title: Head of Sales

                                  Invesco Global Asset Management (N.A.), Inc.

                                  By:   /s/ Jeffrey Kupor
                                      -----------------------------------------
                                  Name:  Jeffrey Kupor
                                  Title: Head of Legal WW Institutional

                                  Invesco GT Management Company S.A.

                                  By:   /s/ Nick Styman
                                      -----------------------------------------
                                  Name:  Nick Styman
                                  Title: Director of European Compliance

                                  Invesco Institutional (N.A.), Inc.

                                  By:   /s/ Jeffrey Kupor
                                      -----------------------------------------
                                  Name:  Jeffrey Kupor
                                  Title: Head of Legal WW Institutional

                                  Invesco Management S.A.

                                  By:   /s/ Alain Gerbaldi
                                      -----------------------------------------
                                  Name:  Alain Gerbaldi
                                  Title: Head of Performance Measurement &
                                         Risk Analysis

                                  Invesco Maximum Income Management S.A.

                                  By:   /s/ Alain Gerbaldi
                                      -----------------------------------------
                                  Name:  Alain Gerbaldi
                                  Title: Head of Performance Measurement &
                                         Risk Analysis

                                  Invesco Private Capital, Inc.

                                  By:   /s/ Jeffrey Kupor
                                      -----------------------------------------
                                  Name:  Jeffrey Kupor
                                  Title: Head of Legal WW Institutional

                                  Invesco Senior Secured Management, Inc.

                                  By:   /s/ Jeffrey Kupor
                                      -----------------------------------------
                                  Name:  Jeffrey Kupor
                                  Title: Head of Legal WW Institutional

                                  Invesco Taiwan Limited

                                  By:   /s/ Asha Balachandra
                                      -----------------------------------------
                                  Name:  Asha Balachandra
                                  Title: Reg. Head of Legal, AP

                                  Invesco Asset Management (Japan) Limited

                                  By:   /s/ Asha Balachandra
                                      -----------------------------------------
                                  Name:  Asha Balachandra
                                  Title: Reg. Head of Legal, AP

                                  Invesco Asset Management Ireland Limited

                                  By:   /s/ Alain Gerbaldi
                                      -----------------------------------------
                                  Name:  Alain Gerbaldi
                                  Title: Head of Performance Measurement &
                                         Risk Analysis

                                  Invesco Kapitalanlagegesellschaft mbH

                                  By:   /s/ Stephanie Ehrenfried
                                      -----------------------------------------
                                  Name:  Stephanie Ehrenfried
                                  Title: Head of Legal CE

                                  PowerShares Capital Management LLC

                                  By:   /s/ Kevin Gustafson
                                      -----------------------------------------
                                  Name:  Kevin Gustafson
                                  Title: General Counsel, COO & CCO

                                  Stein Roe Investment Counsel, Inc.

                                  By:   /s/ Greg Campbell
                                      -----------------------------------------
                                  Name:  Greg Campbell
                                  Title: General Counsel